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                                                     Filed Pursuant to Rule 497E
                                                      Registration No. 333-25549


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                           WM STRATEGIC ASSET MANAGER
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED AUGUST 21, 1998
                                       TO
                         PROSPECTUS DATED APRIL 1, 1998


     Effective August 21, 1998, American General Life Insurance Company ("AGL") is updating information with regard to ratings it receives from certain organizations which review and rate the financial status and claims-paying ability of insurance companies. The discussion about ratings is found on page 14 of the prospectus. The A++ (Superior) rating from the A. M. Best Company was lowered to A+ (Superior) on June 15, 1998. The ratings from the A. M. Best Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Co. are subject to change from time to time. Therefore, AGL is discontinuing its prior practice and will no longer publish ratings in the prospectus. However, current ratings may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings.

     In addition, AGL is changing the minimum initial purchase payment required for Qualified Contracts, the description of the calculation of a higher interest rate under certain automatic transfer plans, the Annual Contract Fee charged in North Dakota and the name of an affiliated company which provides services to AGL.


1.   CHANGES WITH RESPECT TO RATINGS INFORMATION ABOUT AGL

     ON PAGE 14, UNDER "FINANCIAL AND PERFORMANCE INFORMATION," THE FIRST FOUR PARAGRAPHS ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:

     AGL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of AGL as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

     AGL may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC.
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     Current ratings from A. M. Best, Standard & Poor's, and Duff & Phelps may be reflected from time to time in any advertising about the Contracts, as well as in any reports which publish such ratings. The ratings reflect the claims paying ability and financial strength of AGL. They are not a rating of investment performance that purchasers of insurance products have experienced or are likely to experience in the future.

2.   CHANGE WITH RESPECT TO MINIMUM INITIAL PURCHASE PAYMENT FOR QUALIFIED
     CONTRACTS

     ON PAGE 11, THE FIRST SENTENCE UNDER "MINIMUM INVESTMENT REQUIREMENTS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Your initial purchase payment must be at least $2,000 if you are purchasing a Qualified Contract, and $5,000 if you are purchasing a Non-Qualified Contract.

3.   CHANGE WITH RESPECT TO TRANSFERS

     ON PAGE 21, THE FIFTH PARAGRAPH UNDER "TRANSFERS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     Subject to the above general rules concerning transfers, you may establish an automatic transfer plan, whereby amounts are automatically transferred by us from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other Divisions on a monthly, quarterly, semi-annual or annual basis. This kind of automatic transfer plan is also referred to as a dollar cost averaging plan, under which the Owner will select the amount to be transferred and the period of time over which transfers are to occur. We may offer certain automatic transfer plans to Contract Owners who are not presently owners of any annuity contract offered by AGL or an affiliate of AGL. Under such plans, known as "special automatic transfer plans," we will establish the period of time over which equal monthly transfers will be made. We may offer a higher Guaranteed Interest Rate than would otherwise be available for another Guarantee Period of the same duration that is not offered under a special automatic transfer plan. Any such higher interest rate will reflect differences in costs or services (due to such factors as reduced sales expenses or administrative efficiencies related to transferring amounts to other Divisions on an automatic, rather than a discretionary, basis) and will not be unfairly discriminatory as to any person. Transfers under all automatic transfer plans will not count towards the 12 free transfers each Contract Year, nor incur the $25 charge on additional transfers, nor will such transfers from the Guarantee Period be subject to the 25% limitation or the Account Value minimum requirement described above. See "Contract Issuance and Purchase Payments."
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4.   CHANGE WITH RESPECT TO ANNUAL CONTRACT FEE

     ON PAGE 30, ADD A SENTENCE AFTER THE FIRST SENTENCE OF THE PARAGRAPH UNDER "ANNUAL CONTRACT FEE" AS FOLLOWS:

     (For Contracts issued in the state of North Dakota, the Fee is $30.)

5.   CHANGE OF NAME

     THE NAME "AMERICAN GENERAL INDEPENDENT PRODUCER DIVISION," WHICH APPEARS UNDER "SERVICES AGREEMENT" ON PAGE 40 AND UNDER "LEGAL MATTERS" ALSO ON PAGE 40 HAS BEEN CHANGED TO "AMERICAN GENERAL LIFE COMPANIES" AND THE ACRONYM "AGIPD," WHICH APPEARS UNDER "SERVICES AGREEMENT" HAS BEEN CHANGED TO "AGLC."